UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

Yew Bio-Pharm Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9460 Telstar Avenue, Suite 6 El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626)-401-9588

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEWB	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Yew Bio-Pharm Group, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officer

On September 25, 2019, Mr. Yuxi Xing resigned as Chief Financial Officer of the Company, in order to pursue other interests and businesses. The Company thanks Mr. Xing for his service to the Company and wishes him the best in his future endeavors.

Appointment of Officer

On September 25, 2019, the Board of Directors appointed Mr. Ming Li as the new Chief Financial Officer of the Company.

Ming Li, Age 40. From October 2018 until September 24, 2019, Mr. Li was a Project Partner for Heilongjiang Zhongshui Yongzheng Tax Agency Co., Ltd. From June 2016 until October 2018, Mr. Li was a Senior Finance Manager for Heilongjiang Zhenbaodao Pharmaceutical Co., Ltd and from October 2013 until June 2016 he was a Tax Service Partner for Heilongjiang Mingwei Tax Agency Co., Ltd. In addition, from March 2008 until October 2013, Mr. Li was CFO of Beijing Oumeiya Technology Co., Ltd. Mr. li graduated from Beijing University with a degree in International Economic and Trade. Mr. Li is a Senior Accountant, a Certified Tax Agent and a Registered Real Estate Appraiser in China.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Yew Bio-Pharm Group, Inc.

Date: September 30, 2019	By:	/s/ Zhiguo Wang
Zhiguo Wang
President & Chief Executive Officer

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